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FREEDMAN, LEVY, KROLL & SIMONDS

                                     CONSENT OF
                          FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 9 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-00999).


                                       /s/ Freedman, Levy, Kroll & Simonds
                                       FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 30, 2000